Exhibit 10.3

FORM OF
RECEIVABLES CONTRIBUTION AGREEMENT

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ],

as Issuing Entity

and

CARVANA AUTO RECEIVABLES GRANTOR TRUST 20[ ]-[ ],

as Grantor Trust

_____________________________

Dated as of [________________]

_____________________________

EXHIBIT A	FORM OF [INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

[EXHIBIT B	FORM OF SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT]

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RECEIVABLES CONTRIBUTION AGREEMENT

This RECEIVABLES CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [___________________], is by and between Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”).

AGREEMENTS

WHEREAS, on the [Initial] Closing Date, Carvana, LLC (the “Seller”) has sold automobile retail installment contracts and related rights to Carvana Receivables Depositor LLC (the “Depositor”).

[WHEREAS, on the [Initial] Closing Date, Carvana FAC LLC (the “FAC Originator”) has sold automobile retail installment contracts and related rights to the Depositor;]

WHEREAS, the Depositor has sold such contracts and related rights to the Issuing Entity pursuant to the Receivables Transfer Agreement;

WHEREAS, the Issuing Entity intends to contribute or otherwise transfer such contracts and related rights, or interests therein, to the Grantor Trust pursuant to this Agreement in exchange for the Grantor Trust Certificate;

WHEREAS, the Grantor Trust intends to pledge such contracts and related rights to Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and the Issuing Entity will issue notes backed by the Grantor Trust Certificate pursuant to the Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity, the Grantor Trust, and the Indenture Trustee; and

WHEREAS, Bridgecrest Credit Company, LLC, an Arizona limited liability company (the “Servicer”), is willing to service such contracts in accordance with the terms of the Servicing Agreement, dated as of the date hereof, among the Issuing Entity[, the Grantor Trust][, the Backup Servicer] and the Servicer.

NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein contained, each party agrees as follows for the benefit of the other party:

Article I
DEFINITIONS

Section 1.1         Definitions; Rules of Construction. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Receivables Contribution Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

Article II
CONVEYANCE OF RECEIVABLES

Section 2.1          Conveyance of Receivables.

(a)            On the [Initial] Closing Date, the Issuing Entity hereby agrees to sell, transfer, assign, set over and otherwise convey to the Grantor Trust and the Grantor Trust hereby agrees to purchase from the Issuing Entity, without recourse, all right, title and interest of the Issuing Entity in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “[Initial] Third Step Transferred Property”):

(i)            the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

(ii)           the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such [Initial] Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such Receivables;

(vii)         all Liquidation Proceeds related to any such [Initial] Receivable received on or after the [Initial] Cutoff Date;

(viii)        subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the Cutoff Date);

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(ix)          the Receivables Purchase Agreement[, the FAC Receivables Purchase Agreement] and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller to repurchase [or cause the Seller to cause the repurchase of] Receivables under certain circumstances;

(x)            the proceeds of any and all of the foregoing; and

(xi)            all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

(b)           [During the Funding Period, the Issuing Entity hereby agrees to sell, transfer, assign, set over and otherwise convey to the Grantor Trust and the Grantor Trust hereby agrees to purchase from the Issuing Entity, without recourse, all right, title and interest of the Issuing Entity in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “Subsequent Third Step Transferred Property” and, together with the Initial Third Step Transferred Property, the “Third Step Transferred Property”):

(i)            the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

(ii)           the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such Additional Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such Receivables;

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(vii)         all Liquidation Proceeds related to any such Additional Receivable received on or after the Subsequent Cutoff Date;

(viii)        subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

(ix)          the Receivables Purchase Agreement[, the FAC Receivables Purchase Agreement] and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller to repurchase [or cause the Seller to cause the repurchase of] Receivables under certain circumstances;

(x)           the proceeds of any and all of the foregoing; and

(xi)           all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.]

(c)            In connection with the purchase and sale of the Third Step Transferred Property hereunder, the Issuing Entity agrees, at its own expense, (i) to annotate and indicate on its books and records that the Receivables were sold and transferred to the Grantor Trust pursuant to this Agreement, (ii) to deliver to the Grantor Trust (or its designee) all Collections on the Receivables, if any, received on or after the Cutoff Date, and (iii) to deliver to the Grantor Trust an assignment substantially in the form (or in such other form as shall be mutually acceptable to the Issuing Entity and the Grantor Trust) attached hereto as Exhibit A (the “Third Step Receivables Assignment”) [and Exhibit B (the “Subsequent Third Step Receivables Assignment”, and together with the Initial Third Step Receivables Assignment, the “Third Step Receivables Assignment”]).

(d)           In consideration of the sale of the Receivables from the Issuing Entity to the Grantor Trust as provided herein, the Grantor Trust shall deliver to, or upon the order of, the Issuing Entity the Grantor Trust Certificate (the “Purchase Price”).

Section 2.2          Intent of the Parties. It is the intention of the parties that each conveyance hereunder of the Receivables and the other Third Step Transferred Property from the Issuing Entity to the Grantor Trust as provided in Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Receivables and other Third Step Transferred Property by the Issuing Entity to the Grantor Trust. Furthermore, no such conveyance is intended to be a pledge of the Third Step Transferred Property by the Issuing Entity to the Grantor Trust to secure a debt or other obligation of the Grantor Trust. If, however, notwithstanding the intention of the parties, the conveyance provided for in Section 2.1 is determined, for any reason, not to be an absolute sale, then the parties intend that this Agreement shall be deemed to be a “security agreement” within the meaning of Article 9 of the UCC and the Issuing Entity hereby grants to the Grantor Trust a “security interest” within the meaning of Article 9 of the UCC in all of the Issuing Entity’s right, title and interest in and to the Third Step Transferred Property, now existing and hereafter created or acquired, to secure a loan in an amount equal to Purchase Price and each of the Issuing Entity’s other payment obligations under this Agreement.

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Article III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1          Representations and Warranties of the Issuing Entity Regarding the Receivables. The Issuing Entity makes the following representations and warranties to the Grantor Trust regarding each Receivable as of the [Initial] Closing Date [and each Subsequent Closing Date], which shall survive the sale, transfer and assignment of the Receivables and on which representations and warranties the Grantor Trust shall rely in acquiring the Receivables. The Issuing Entity further acknowledges that the Grantor Trust and its permitted assignees rely on the representations and warranties of the Issuing Entity under this Agreement, the Depositor under the Receivables Transfer Agreement and of the Seller under the Receivables Purchase Agreement in accepting the Receivables and executing and delivering the Grantor Trust Certificate.

(a)            Good Title.

(i)            Immediately prior to the conveyance of each Receivable and the related Third Step Transferred Property to the Grantor Trust pursuant to this Agreement and [the][each] Third Step Receivables Assignment, the Issuing Entity had good and marketable title thereto, free and clear of all Liens except for Permitted Liens. No effective financing statement or other instrument similar in effect covering any portion of the Third Step Transferred Property shall, on or after the [Initial] Closing Date [and each Subsequent Closing Date], be on file in any recording office except such as may be filed in favor of (A) the Grantor Trust in connection with this Agreement or (B) the Indenture Trustee in connection with the Indenture.

(ii)            Upon the conveyance of such Receivable and the other related Third Step Transferred Property to the Grantor Trust pursuant to this Agreement and [the][each] Third Step Receivables Assignment, the Grantor Trust will be the sole owner of, and have good, indefeasible and marketable title to such Receivable and other related Third Step Transferred Property, free and clear of any Lien (other than Liens created hereunder and Permitted Liens); and, to the extent the related Obligor has a contractual right to return the Financed Vehicle to the Seller [or the FAC Seller] for repurchase, the applicable repurchase period has expired. As of the [Initial] Closing Date [and each Subsequent Closing Date], each Receivable and the related Financed Vehicle is free and clear of any Lien of any Person (other than Liens created hereunder and Permitted Liens) or those Liens that will be released simultaneously with the conveyance hereunder and is in compliance with all Applicable Laws.

(b)            All Filings Made. With respect to the sale and assignment of the Third Step Transferred Property to the Grantor Trust, the Issuing Entity has taken all steps reasonably necessary to ensure that such sale and assignment has been perfected under the relevant UCC. With respect to the Third Step Transferred Property, the Issuing Entity has taken all steps necessary to ensure that all filings (including UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Third Step Transferred Property have been made.

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(c)            Value Given. The Grantor Trust shall have given reasonably equivalent value to the Issuing Entity in consideration for the transfer by the Issuing Entity to the Grantor Trust of each of the Receivables and the related Third Step Transferred Property under this Agreement.

Section 3.2          Representations and Warranties of the Issuing Entity. The Issuing Entity makes the following representations and warranties to the Grantor Trust as of the date of this Agreement, which shall survive delivery of the Third Step Transferred Property, and on which representations and warranties the Grantor Trust shall rely in issuing the Grantor Trust Certificate.

(a)            Organization and Good Standing. The Issuing Entity has been duly organized, and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b)            Power and Authority; Due Authorization. The Issuing Entity (i) has the power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(c)            Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Issuing Entity enforceable against the Issuing Entity in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)            No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Issuing Entity’s Formation Documents or any Contractual Obligation of the Issuing Entity, (ii) result in the creation or imposition of any Lien upon any of the Issuing Entity’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (iii) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

(e)            No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Issuing Entity, threatened against the Issuing Entity, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

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(f)            No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Issuing Entity of this Agreement have been obtained.

Section 3.3          Covenants of the Issuing Entity. The Issuing Entity hereby covenants as to the Receivables the Issuing Entity has contributed to the Grantor Trust hereby that:

(a)            Delivery of Payments. The Issuing Entity shall within two (2) Business Days after the [Initial] Closing Date [and each Subsequent Closing Date], transfer all Collections received by it on or after the Cutoff Date with respect to any [applicable] Receivable or related Third Step Transferred Property to, or at the direction of, the Grantor Trust.

(b)            Security Interests. The Issuing Entity will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Receivables or other Third Step Transferred Property, whether now existing or hereafter transferred hereunder, or any interest therein, and the Issuing Entity will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Issuing Entity will promptly notify the Grantor Trust of the existence of any Lien (other than Permitted Liens) on any portion of the Receivables or other Third Step Transferred Property and the Issuing Entity shall defend the right, title and interest of the Grantor Trust (and the permitted assignees) in, to and under such Receivables and other Third Step Transferred Property, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Issuing Entity from suffering to exist Permitted Liens upon any portion of the Third Step Transferred Property.

Section 3.4          Representations and Warranties of the Grantor Trust.

The Grantor Trust makes the following representations and warranties to the Issuing Entity as of the date of this Agreement, and on which representations and warranties the Issuing Entity shall rely in contributing the Receivables.

(a)            Organization and Good Standing. The Grantor Trust has been duly organized and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b)            Power and Authority; Due Authorization. The Grantor Trust (i) has the power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

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(c)            Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Grantor Trust enforceable against the Grantor Trust in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)            No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Grantor Trust’s Formation Documents or any Contractual Obligation of the Grantor Trust, (ii) result in the creation or imposition of any Lien upon any of the Grantor Trust’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (iii) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Grantor Trust.

(e)            No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Grantor Trust, threatened against the Grantor Trust, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Grantor Trust.

(f)            No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Grantor Trust of this Agreement have been obtained.

Article IV
MISCELLANEOUS PROVISIONS

Section 4.1          Amendment.

(a)            Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Issuing Entity and the Grantor Trust without the consent of any of the Depositor, the Administrator, the Indenture Trustee, the Owner Trustee, the Grantor Trust Trustee, [, the [Swap][Cap] Counterparty] the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:

(i)            the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;

(ii)           the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or

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(iii)            to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Depositor.

(b)            This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes [(other than the Class N Notes)] has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 4.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.

(c)            It will not be necessary for the consent of the Noteholders or the Certificateholders pursuant to Section 4.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d)            Prior to the execution of any amendment or consent pursuant to Section 4.1(b), the Administrator shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 4.1 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.

(e)            [Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.]

(f)            [Notwithstanding the foregoing, this Agreement shall not be amended in any way that would materially and adversely affect the rights of the [Swap][Cap] Counterparty without the consent of the [Swap][Cap] Counterparty; provided that the [Swap][Cap] Counterparty consent to any such amendment shall not be unreasonably withheld, and provided, further that the [Swap][Cap] Counterparty consent will be deemed to have been given if the [Swap][Cap] Counterparty does not object in writing within 10 days of receipt of a written request for such consent.]

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(g)           [Notwithstanding anything herein or in any other Transaction Document to the contrary, this Agreement may be amended by the parties hereto without the consent of the Indenture Trustee, the Paying Agent, the Grantor Trust Trustee, [the [Swap][Cap] Counterparty,] any Noteholder or any other person, and without satisfying any other provisions of this Agreement related to amendments hereto or in any other Transaction Document, solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuing Entity has delivered notice of such supplement to each Hired Rating Agency and the Indenture Trustee on or prior to the date such supplement is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes will not affect the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s or the Grantor Trustee’s rights, indemnities or obligations without the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s or the Grantor Trustee’s consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Agreement may be retroactive (including retroactive to the Benchmark Replacement Date) and this Agreement may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.]

Section 4.2          Protection of Right, Title and Interest in and to Receivables.

(a)            Financing Statements. The Issuing Entity, at its expense, shall cause all financing statements and continuation statements, amendments, assignments and any other necessary documents and notices, covering or evidencing the Grantor Trust’s right, title and interest in and to the Receivables and other Third Step Transferred Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and take such other action, all in such manner and in such places as may be required by law, fully to preserve and protect the right, title and interest of the Grantor Trust hereunder in and to all of the Receivables and such other Third Step Transferred Property. The Issuing Entity shall deliver to the Grantor Trust file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuing Entity shall cooperate fully with the Grantor Trust in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

(b)            Name Change. The Issuing Entity shall not change its State of organization or its name, identity or entity structure in any manner that would, could or might make any financing statement or continuation statement filed by the Issuing Entity, the Grantor Trust, or the Grantor Trust’s assigns seriously misleading within the meaning of the UCC, unless it shall give the Grantor Trust written notice thereof at least five (5) Business Days prior to such change.

(c)            Executive Office; Maintenance of Offices. The Issuing Entity shall give the Grantor Trust written notice at least ten (10) Business Days prior to any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Issuing Entity shall at all times maintain its principal executive office within the United States.

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(d)           New Debtor. In the event that the Issuing Entity shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a “new debtor” (as defined in the UCC) succeeding to the obligations of the Issuing Entity hereunder, the Issuing Entity shall comply fully with the obligations of Section 4.2(a).

(e)           Computer Records. The Issuing Entity shall maintain its computer systems relating to contract record keeping so that, from and after the time of sale of any Receivable under this Agreement, the Depositor’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuing Entity (or assignees).

Section 4.3          Governing Law. THIS AGREEMENT AND THE THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.4          Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)           consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.5 of this Agreement;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

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(e)           to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 4.5          Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.

Section 4.6      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 4.7          Closing; Assignment; Conveyance of Receivables and Third Step Transferred Property to the Issuing Entity. The transfer of the Receivables contemplated by this Agreement shall take place at Carvana Headquarters, on the date hereof. This Agreement may not be assigned by the Issuing Entity or the Grantor Trust except as contemplated by this Section 4.7. The Issuing Entity acknowledges that the Grantor Trust (or any permitted assign) may make further assignments, conveyances and pledges of the Receivables and the other Third Step Transferred Property together with its rights under this Agreement to other Persons pursuant to the Indenture. The Issuing Entity acknowledges and consents to such assignments and pledges and waives any further notice thereof. Additionally, the Grantor Trust may assign the representations and warrants set forth in Section 3.1 to any Charged-Off Receivables Purchaser with respect to the sale of Charged-Off Receivables pursuant to a Forward Commitment Transfer.

Section 4.8          Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 4.9          Waivers. No failure or delay on the part of the Depositor, the Administrator, the Issuing Entity, the Grantor Trust, the Noteholders, the Certificateholders, or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 4.10        Counterparts; Electronic Signatures. This Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

CRVNA 20[ ]-[ ] Receivables
12	Contribution Agreement

Section 4.11        Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third party beneficiary hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 4.12        Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

Section 4.13        Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 4.14        Survival. All representations, warranties, covenants, indemnities and other provisions made by the Issuing Entity herein or in connection herewith shall be considered to have been relied upon by the Grantor Trust, and shall survive the execution and delivery of this Agreement.

Section 4.15        Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Issuing Entity shall not, prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and one (1) day since the final distribution with respect to the Certificates, acquiesce, petition or otherwise invoke or cause the Grantor Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Grantor Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantor Trust or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of the Grantor Trust under any federal or State bankruptcy or insolvency proceeding. This Section 4.15 shall survive the termination of this Agreement.

CRVNA 20[ ]-[ ] Receivables
13	Contribution Agreement

Section 4.16      Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [___________________], not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by [___________________] but is made and intended for the purpose of binding only Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on [___________________], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [___________________] has made no investigation as to the accuracy or completeness of any representations and warranties made by Issuing Entity or Grantor Trust, as applicable, in this Agreement, and (e) under no circumstances shall [___________________] be personally liable for the payment of any indebtedness or expenses of Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Issuing Entity or Grantor Trust, as applicable, under this Agreement.

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CRVNA 20[ ]-[ ] Receivables
14	Contribution Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]

By	[___________________], not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

CARVANA AUTO RECEIVABLES GRANTOR TRUST 20[ ]-[ ]

By:	[___________________], not in its individual capacity but solely as Grantor Trust Trustee

By:

Name:

Title:

CRVNA 20[ ]-[ ]
S-1	Receivables Contribution Agreement

EXHIBIT A

FORM OF
[INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT
PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

On [___________________] for value received, in accordance with the Receivables Contribution Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “Receivables Contribution Agreement”), between Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer, set over and otherwise convey unto the Grantor Trust, without recourse, all of the Issuing Entity’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.            the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

2.            the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.            the Receivable Files and the Servicer Files related to such [Initial] Receivables;

4.            all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.            all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

6.            all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] Receivables;

7.            all Liquidation Proceeds related to any such [Initial] Receivable received on or after the [Initial] Cutoff Date;

8.            subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the [Initial] Cutoff Date);

CRVNA 20[ ]-[ ]
Ex. A-1	Receivables Contribution Agreement

9.            the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller to repurchase [or cause the FAC Seller to repurchase] Receivables under certain circumstances;

10.           the proceeds of any and all of the foregoing; and

11.          all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Grantor Trust and the Issuing Entity that the transfer and assignment of Receivables contemplated by the Receivables Contribution Agreement and this [Initial] Third Step Receivables Assignment shall constitute an absolute and irrevocable sale of the [Initial] Third Step Transferred Property from the Issuing Entity to the Grantor Trust so that the beneficial interest in and title to the [Initial] Receivables and the other related [Initial] Third Step Transferred Property shall not be part of the Issuing Entity’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Issuing Entity or placement into receivership or conservatorship of the Issuing Entity under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the [Initial] Third Step Transferred Property contemplated by the Receivables Contribution Agreement and this [Initial] Third Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, insurers or any other Person in connection with the [Initial] Receivables or the other related [Initial] Third Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS [INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This [Initial] Third Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.

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CRVNA 20[ ]-[ ]
Ex. A-2	Receivables Contribution Agreement

IN WITNESS WHEREOF, the undersigned has caused this [Initial] Third Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]

By	[___________________], not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

CRVNA 20[ ]-[ ]
Ex. A-3	Receivables Contribution Agreement

SCHEDULE A TO THE [INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT

[INITIAL] THIRD STEP SCHEDULE OF RECEIVABLES

The [Initial] Third Step Schedule of Receivables is
on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Issuing Entity

4.	The Grantor Trust

CRVNA 20[ ]-[ ]
Sch. A-1	Receivables Contribution Agreement

[EXHIBIT B

FORM OF
SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT
PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

On [___________________] for value received, in accordance with the Receivables Contribution Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “Receivables Contribution Agreement”), between Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer, set over and otherwise convey unto the Grantor Trust, without recourse, all of the Issuing Entity’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.	the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

2.            the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.            the Receivable Files and the Servicer Files related to such Additional Receivables;

4.            all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.            all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

6.            all rights to payment under all service contracts and other contracts and agreements associated with such Additional Receivables;

7.            all Liquidation Proceeds related to any such Additional Receivable received on or after the Subsequent Cutoff Date;

8.            subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

CRVNA 20[ ]-[ ]
Ex. B-1	Receivables Contribution Agreement

9.            the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller to repurchase [or cause the FAC Seller to repurchase] Receivables under certain circumstances;

10.            the proceeds of any and all of the foregoing; and

11.            all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Grantor Trust and the Issuing Entity that the transfer and assignment of Receivables contemplated by the Receivables Contribution Agreement and this Subsequent Third Step Receivables Assignment shall constitute an absolute and irrevocable sale of the Subsequent Third Step Transferred Property from the Issuing Entity to the Grantor Trust so that the beneficial interest in and title to the Additional Receivables and the other related Subsequent Third Step Transferred Property shall not be part of the Issuing Entity’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Issuing Entity or placement into receivership or conservatorship of the Issuing Entity under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the Subsequent Third Step Transferred Property contemplated by the Receivables Contribution Agreement and this Subsequent Third Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, insurers or any other Person in connection with the Additional Receivables or the other related Subsequent Third Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This Subsequent Third Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

CRVNA 20[ ]-[ ]
Ex. B-2	Receivables Contribution Agreement

IN WITNESS WHEREOF, the undersigned has caused this Subsequent Third Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]

By	[___________________], not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

CRVNA 20[ ]-[ ]
Ex. B-3	Receivables Contribution Agreement

SCHEDULE A TO THE SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT

SUBSEQUENT THIRD STEP SCHEDULE OF RECEIVABLES

The Subsequent Third Step Schedule of Receivables is
on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Issuing Entity

4.	The Grantor Trust

CRVNA 20[ ]-[ ] Receivables
Ex. B-4	Contribution Agreement